Concentration of Credit Risk	12 Months Ended
Dec. 31, 2020
Risks and Uncertainties [Abstract]
Concentration of credit risk

Note 12– Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents. A depositor in the PRC has up to RMB 500,000 (approximately $72,000) insured by the People’s Bank of China Financial Stability Bureau (“FSD”). As of December 31, 2020, approximately $1,320,000 of deposits at Ping An Bank were not insured by FSD. The Hong Kong Deposit Protection Board insures up to HKD $500,000 (approximately $64,000) if the bank with which an individual/a company hold its eligible deposits fails. As of December 31, 2020 approximately $1,000 was not insured by the Hong Kong Deposit Protection Board. As of December 31, 2020, cash balances of $17,213,029 were maintained at U.S. financial institutions, approximately $16,713,000 of these balances were not insured by the Federal Deposit Insurance Corporation as it only insures deposits up to $250,000 in accounts at each bank. As of December 31, 2020 approximately $2,727,000 was deposited on our trading platform trust account located in the PRC. The account is held at Ping An Bank and entrusted with Nanjing Jinwang Art Purchase E-commerce Co., Ltd., our related party. This balance is not covered by insurance. While management believes that these financial institutions and platform fund holder are of high credit quality, it continually monitors their credit worthiness.

Customer concentration risk

For the years ended December 31, 2020 and 2019, no customer accounted for more than 10% of the Company’s total revenues.

Three customers accounted for approximately 30.5%, 11.4% and 11.4% of the Company’s accounts receivable as of December 31, 2020. Eight customers accounted for 95.0% (ranging from 10.2% to 17.0%) of the Company’s accounts receivable as of December 31, 2019